Important Notice
Please Read Immediately

                                                         Aquilasm
                                                   Group of Funds


                     TAX-FREE FUND FOR UTAH
      380 Madison Avenue, Suite 2300, New York, N Y 10017

                  Notice of Annual Meeting of
                    Shareholders to be held
                      on October 5, 2000


To shareholders of the fund:

The purpose of this Notice is to advise you that an Annual
Meeting of the Shareholders of Tax-Free Fund For Utah (the
"Fund") will be held:

Place:    (a)  at the Little America Hotel
                     500 South Main Street
                    Salt Lake City, Utah;

Time:     (b)  on October 5, 2000
               at 9:30 a.m. local time;

Purposes: (c)  for the following purposes:

                         (i) to elect six Trustees; each Trustee
               elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected(Proposal No. 1);

                         (ii) to ratify (that is, to approve) or
               reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending
               June 30, 2001 (Proposal No. 2);

                         (iii) to act upon a proposal to change the
               fundamental policies of the Fund to allow the use of additional nationally recognized statistical rating organizations for rating obligations the Fund may purchase (Proposal No. 3);

                         (iv) to act upon any other matters which
               may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Fund's records at the close of business on July 17, 2000 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                         By Order of the Board of Trustees,

                         EDWARD M. W. HINES
                         Secretary





August 7, 2000

Please Note:

If you do not expect to attend the Meeting, please indicate voting instructions in any of three ways: by telephone, by e-mail or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.


                     Tax-Free Fund For Utah
    380 Madison Avenue, Suite 2300, New York, New York 10017
                        PROXY STATEMENT

                          Introduction

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax Free-Fund For Utah
(the "Fund"). The purpose of this Proxy Statement (all the rest of this document)is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     A copy of the Fund's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Fund's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-882-4937 toll-free or 212-697-6666.

     The Fund's founder and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser (the "Sub-Adviser") is Zions First National Bank, One South Main Street, Salt Lake City, Utah 84111.

     This Notice and Proxy Statement are first being mailed on or about August 7, 2000.

     You should read the Proxy Statement prior to voting. Then, you may vote in one of three ways:

     Proxy Card

      The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on these proposals by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark the box on a proposal, the proxy holders will vote your shares for that proposal.

     Telephone Voting

     To vote your shares by telephone, call the toll free number on your proxy card. You will be prompted to enter the 12-digit control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet Voting

     To vote your shares by the Internet, please contact the Fund at the address shown on your proxy card . You will be prompted to enter the 12-digit control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number described above or contacting the Fund at the Internet address described above, entering your 12-digit control number and revoking your previous vote.

     Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter. This policy may make it more difficult to obtain the vote required to approve Proposal
No. 3.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $9.42; Class C Shares, $9.42; and Class Y Shares, $9.43. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the action on the proposals. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A
Shares, 3,666,509; Class C Shares, 107,408; and Class Y Shares,
13,049.

On the record date, the following institutional holders held 5% or more of the Fund's outstanding shares. On the basis of information received from the holders the Fund's management believes that all of the shares indicated are held for the benefit of clients

Name and address    Number of shares         Percent of class
of the holder of
record

Merrill Lynch Pierce     562,769 Class A Shares    (15.4%)
Fenner & Smith            15,379 Class C Shares    (14.3%)
4800 Deer Lake Dr.,
Jacksonville, FL

Fiserv Securities Inc.   447,751 Class A Shares    (12.3%)
2005 Market Street,
Philadelphia, PA

Zions First National Bank  795,518 Class A Shares   (21%)
P.O. Box 30880,               (held in 2 accounts)
Salt Lake City, UT

Donaldson Lufkin           31,712 Class C Shares    (29%)
Jenrette Securities           (held in 2 accounts)
Corporation, Inc.
P.O. Box 2052,
Jersey City, NJ

Additional 5% shareholders

TH. P.K. Morris        6,126     Class C Shares     (5.7%)
P.O. Box 1177
Orem, UT


 The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                      Election of Trustees
                        (Proposal No. 1)

     At the Meeting, six Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

     All of the nominees are presently Trustees and were elected by the shareholders in October, 1999. The Trustees and officers as a group own less than 1% of the outstanding shares of the Fund. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Manager" and the Fund's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Fund, as an officer, director and shareholder of the Manager and a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other. They are so designated by an asterisk.

     In the following material Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah (this
Fund), each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Pacific Capital Cash Assets Trust, Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

     Described in the following material are the name, address, positions with the Fund, age as of the record date and business experience during at least the past five years of each nominee and each officer of the Fund. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.


Name, Position                Business Experience
with the Fund,
Address, Age,
Shares owned


Lacy B. Herrmann*        Founder and Chairman of the Board of Aquila
Chairman of the          Management Corporation, the sponsoring
Board of Trustees        organization and Manager or Administrator
380 Madison Avenue       and/or Adviser or Sub-Adviser to the
New York, NY             Aquila Money-Market Funds, the Aquila Bond
10017                    Funds and the Aquila Equity Funds,
Age: 71                  and Founder, Chairman of the Board of Trustees
Shares Owned: 595(1)     and (currently or until 1998) President of each
                         since its establishment, beginning in
                         1984; Director of Aquila Distributors,
                         Inc., distributor of the above funds,
                         since 1981 and formerly Vice President
                         or Secretary, 1981-1998; President and a
                         Director of STCM Management Company,
                         Inc., sponsor and sub-adviser to Capital
                         Cash Management Trust; Founder and
                         Chairman of several other money market
                         funds; Director or Trustee of OCC Cash
                         Reserves, Inc. and Quest For Value
                         Accumulation Trust, and Director or
                         Trustee of Oppenheimer Quest Value Fund,
                         Inc., Oppenheimer Quest Global Value
                         Fund, Inc. and Oppenheimer Rochester
                         Group of Funds, each of which is an open-
                         end investment company; Trustee of Brown
                         University, 1990-1996 and currently
                         Trustee Emeritus; actively involved for
                         many years in leadership roles with
                         university, school and charitable
                         organizations.

(1)Includes 582 Class A shares and 13 Class Y shares held of record by the Manager

Gary C. Cornia           Professor and Associate Dean of the
Trustee                  Marriott School of Management, Brigham Young
577 East 1090 North      University, since 1991; Associate Professor,
Orem, Utah 84057         1985-1991; Assistant Professor, 1980-1985;
Age: 52                  Commissioner of the Utah Tax Commission,1983-
Shares Owned: 141(2)     1986;Director of the National Tax Association,
                         1990-1993; Chair of the Governor's Tax
                         Review Committee since 1993; Faculty
                         Associate of the Land Reform Training
                         Institute, Taipei, Taiwan and The
                         Lincoln Institute of Land Policy,
                         Cambridge, Massachusetts. Trustee of
                         Tax-Free For Utah since 1993 and of Tax-
                         Free Fund of Colorado.

(2) Held of record by his wife.

William L. Ensign        Planning and Architectural Consultant;
Trustee                  Acting Architect of the United States Capital
766 Holly                1995-1997; Assistant Architect of the United
Drive North,             States Capital 1980-1995; previously President
Annapolis,               and CEO, McLeod Ferrara Ensign, an international
MD 20401                 planning and design firm based in Washington DC;
Age: 71                  Fellow and former Director of the American Institute
Shares Owned: 697(3)     of Architects; District of Columbia Zoning
                         Commissioner 1989-1997; member, U.S. Capitol
                         Police Board 1995-1997, National Advisory
                         Council on Historic Preservation 1989-1997,
                         National Capital Memorial Commission 1989-
                         1997; Acting Director of the U.S. Botanic
                         Garden 1995-1997; Trustee, National Building
                         Museum 1995-1997; Trustee of Tax-Free Trust
                         of Arizona since 1986 and of Tax-Free Fund
                         For Utah (this Fund)since 1991; Trustee of
                         Oxford Cash Management Fund, 1983-1989.

(3) Held jointly with his wife

Diana P. Herrmann*       President and Chief Operating Officer of
Trustee and President    the Manager/Administrator since 1997, a
380 Madison              Director since 1984, Secretary since 1986
Avenue                   and previously its Executive Vice
New York,                President, Senior Vice President
NY 10017                 or Vice President, 1986-1997;
Age: 42                  President of various Aquila Bond and
Shares Owned: 232        Money-Market Funds since 1998; Assistant Vice
                        President, Vice President, Senior Vice
                        President or Executive Vice President of
                        Aquila Money-Market, Bond and Equity
                        Funds since 1986; Trustee of a number of
                        Aquila Money-Market, Bond and Equity
                        Funds since 1995; Trustee of Reserve
                        Money-Market Funds, 1999-2000 and of
                        Reserve Private Equity Series, 1998-
                        2000; Assistant Vice President and
                        formerly Loan Officer of European
                        American Bank, 1981-1986; daughter of
                        the Fund's Chairman; Trustee of the
                        Leopold Schepp Foundation (academic
                        scholarships) since 1995; actively
                        involved in mutual fund and trade
                        associations and in college and other
                        volunteer organizations.

Anne J. Mills            Vice President for Business Affairs
Trustee                  of Ottawa University since 1992;
167 Glengarry Place      IBM Corporation, 1965-1991; Budget
Castle Rock              Review Officer of the American
Colorado 80104           Baptist Churches/USA, 1994-1997;
Age: 61                  Director of the American Baptist Foundation,
Shares Owned: 145        1985-1996 and since 1998; Trustee of Brown
                        University, 1992-1999; Trustee of
                        Churchill Cash Reserves Trust since
                        1985, of Tax-Free Trust of Arizona since
                        1986, of Churchill Tax-Free Fund of
                        Kentucky, Tax-Free Fund of Colorado and
                        Capital Cash Management Trust since 1987
                        and of Tax-Free Fund For Utah (this
                        Fund)since 1994.


R. Thayne Robson         Director of the Bureau of Economic
Trustee                  and Business Research, Professor
3548 Westwood Drive,     of Management, and Research Professor
Salt Lake City, Utah     of Economics at the University
84109                    of Utah since 1978; Trustee of Tax-Free
Age: 71                 Fund for Utah (this Fund)since 1992 and of
Shares Owned: 144       Aquila Rocky Mountain Equity Fund since 1993;
                        Director of the Alliance of Universities
                        for Democracy since 1990; Trustee of the
                        Salt Lake Convention and Visitors Bureau
                        since 1984; Member of Utah Governor's
                        Economic Coordinating Committee since
                        1982; Member of the Association for
                        University Business and Economic
                        Research since 1985; Director of ARUP (a
                        medical test laboratory) since 1988;
                        Director of Western Mortgage since 1989;
                        Director of the Utah Economic
                        Development Corporation since 1985;
                        Director of the Salt Lake Downtown
                        Alliance since 1991; Trustee of
                        Crossroads Research Institute since
                        1986.

Jerry G. McGrew          President of Aquila Distributors,
Senior Vice President    Inc. since 1998, Registered
5331 Fayette Street      Principal since 1993, Senior Vice
Houston, TX 77056        President, 1997-1998 and Vice
Age: 54                  President, 1993-1997; Senior Vice President
                         of Aquila Rocky Mountain Equity Fund
                         since 1996; Senior Vice President of
                         Churchill Tax-Free Fund of Kentucky
                         since 1994, and of Tax-Free Fund of
                         Colorado and Tax-Free Fund For Utah
                         (this Fund) since 1997; Vice President
                         of Churchill Cash Reserves Trust since
                         1995;  Registered Representative of
                         J.J.B. Hilliard, W.L. Lyons Inc., 1983-
                         1987; Account Manager with IBM
                         Corporation, 1967-1981; Gubernatorial
                         appointee, Kentucky Financial
                         Institutions Board, 1993-1997;
                         Chairman, Total Quality Management for
                         Small Business, 1990-1994; President of
                         Elizabethtown/Hardin County, Kentucky,
                         Chamber of Commerce, 1989-1991;
                         President of Elizabethtown Country
                         Club, 1983-1985; Director-at Large,
                         Houston Alliance for the Mentally Ill
                         (AMI), since 1998.

Kimball L. Young         Co-Founder of Lewis Young Robertson &
Senior Vice              Burningham, Inc., an NASD licensed
President                broker/dealer providing public
2049 Herbert             finance services to Utah local
Avenue                   governments, 1995-present. Senior Vice
Salt Lake City,          President of Tax-Free Trust of Arizona ,
UT 84108                 Tax-Free Fund For Utah (this Fund),Aquila
Age:  53                 Cascadia Equity Fund and Aquila Rocky Mountain
                         Equity Fund.  Formerly Senior Vice
                         President-Public Finance, Kemper
                         Securities Inc., Salt Lake City, Utah.


Stephen J. Caridi        Vice President of the Distributor since
Assistant Vice           1995, Assistant Vice President 1988-1995,
President                Marketing Associate, 1986-1988; Vice
380 Madison              President of Hawaiian Tax-Free Trust since
Avenue                   1998; Senior Vice President of Narragansett
New York,                Insured Tax-Free Income Fund since
NY 10017                 1998, Vice President since 1996; Assistant Vice
Age: 39                  President of Tax-Free Fund For Utah (this Fund)
                         since 1993; Mutual Funds Coordinator of Prudential
                         Bache Securities, 1984-1986; Account
                         Representative of Astoria Federal
                         Savings and Loan Association, 1979-1984.

Rose F. Marotta          Chief Financial Officer of the Aquila
Chief Financial Officer  Money-Market, Bond and Equity Funds
380 Madison Avenue       since 1991 and Treasurer, 1981-1991;
New York, NY             formerly Treasurer of the predecessor of
10017                    Capital Cash Management Trust; Treasurer
Age: 76                  and Director of STCM Management Company,
                         Inc., since 1974; Treasurer of InCap
                         Management Corporation since 1982, of
                         the Manager since 1984 and of the
                         Distributor, 1985-2000.


Richard F. West          Treasurer of the Aquila Money-Market,
Treasurer                Bond and Equity Funds and of Aquila
380 Madison Avenue       Distributors, Inc. since 1992;
New York, NY             Associate Director of Furman Selz
10017                    Incorporated, 1991-1992; Vice
Age: 64                  President of Scudder, Stevens &
                         Clark, Inc. and Treasurer of Scudder
                         Institutional Funds, 1989-1991; Vice
                         President of Lazard Freres Institutional
                         Funds Group, Treasurer of Lazard Freres
                         Group of Investment Companies and HT
                         Insight Funds, Inc., 1986-1988; Vice
                         President of Lehman Management Co., Inc.
                         and Assistant Treasurer of Lehman Money
                         Market Funds, 1981-1985; Controller of
                         Seligman Group of Investment Companies,
                         1960-1980.


Lori A Vindigni          Assistant Vice President of Aquila Management
Assistant Treasurer      Corporation since 1998, formerly Fund Accountant
380 Madison Avenue       for the Aquila Group of Investment Companies
New York, NY             since 1995; Staff Officer and Fund Accountant of
10017                    Citibank Global Asset Management Group of
Age: 33                  Investment Companies, 1994-1995; Fund Accounting
                         Supervisor of Dean Witter Group of
                         Investment Companies, 1990-1994; BS Kean
                         College of New Jersey, 1990.

Edward M. W. Hines       Partner of Hollyer Brady Smith & Hines LLP,
Secretary                attorneys, since 1989 and counsel,
551 Fifth Avenue         1987-1989; Secretary of the Aquila
New York, NY             Money-Market, Bond and Equity Funds since 1982;
10176                    Secretary of Trinity Liquid Assets Trust, 1982-
Age: 60                  1985 and Trustee of that Trust, 1985-1986;
                         Secretary of Oxford Cash Management
                         Fund, 1982-1988.

John M. Herndon          Assistant Secretary of the Aquila Money-
Assistant Secretary      Market, Bond and Equity Funds since 1995
380 Madison Avenue       and Vice President of the Aquila Money-
New York, NY             Market Funds since 1990; Vice President of
10017                    the Manager since 1990; Investment Services
Age: 60                  Consultant and Bank Services Executive
                         of Wright Investors' Service, a
                         registered investment adviser, 1983-
                         1989; Member of the American Finance
                         Association, the Western Finance
                         Association and the Society of
                         Quantitative Analysts.

Robert W. Anderson      Compliance Officer since 1998 and Assistant
Assistant Secretary and Secretary of the Aquila Money-Market Funds
Compliance Officer      and the Aquila Bond and Equity Funds;
380 Madison Avenue,     Consultant, The Wadsworth Group, 1995-1998;
New York,               Executive Vice President of Sheffield
NY 10017                Management Company (investment adviser and
Age: 59                 distributor of a mutual fund group), 1986-1995.




     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 2000 the Fund paid a total of $17,000 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 15 Funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all nominees for Trustees who received compensation from the or from other Funds in the Aquilasm Group of Funds during the fund's fiscal year None of such Trustees has any pension or retirement benefits from the or any of the other Funds in the Aquila group.

                              Compensation   Number of
                              from all       boards on
               Compensation   Funds          which the
               from the       in the         Trustee
               Fund           Aquilasm       serves
Name                          Group of
                              Funds


Gary C. Cornia      $5,450         $ 6,150     2

William L. Ensign   $3,850         $13,500     2

R. Thayne Robson    $3,850         $ 6,950     2

Anne J. Mills       $3,850         $39,550     6



     Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

     The Fund's Manager is Manager or Administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of June 30, 2000 these funds had aggregate assets of approximately $3.1 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended June 30, 2000,the Fund incurred Management fees of $204,781, of which $166,101 was waived and the balance was paid to the Sub-Adviser.

     During the fiscal year ended June 30,2000, $79,463, was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which,$2,003 was retained by the Distributor. With Respect to Class C Shares, during the same period $9,165 was paid under Part II of the Plan and $3,055 was paid under the Shareholder Services Plan. Of these total payments of $12,220, the Distributor received $6,364. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of fifteen funds (six money-market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 72% by Mr. Herrmann and other members of his immediate family, 24% by Diana
P. Herrmann and the balance by a former officer of the Distributor.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held two meetings during the Fund's last fiscal year. The Board of Trustees does not have a nominating committee. During the Fund's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

                    Ratification or Rejection
                         of Selection of
                      Independent Auditors
                        (Proposal No. 2)

     KPMG LLP, which is currently serving as the Fund's auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending June 30, 2001. Such selection is submitted to the shareholders for ratification or rejection.

     The firm has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                    Action Regarding a Change
               in the Fund's Fundamental Policies
                 to Allow the Use of Additional
      Nationally Recognized Statistical Rating Organizations
           for Rating Obligations the Fund May Purchase
                        (Proposal No. 3)


     Since beginning operations, the Fund has had a Fundamental policy that defines the "investment-grade" securities the Fund may purchase as those rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, determined to be of comparable quality.

     When this Fundamental policy was put in place Moody's and S&P were essentially the only nationally recognized statistical rating organizations ("NRSROs") with respect to municipal obligations. In recent years, other organizations, notably Fitch IBCA, Inc. ("Fitch"), have become active in rating municipal obligations. Municipal bond issuers pay to have their bonds rated and there is competition among the NRSROs. If an issuer chooses to have its bonds rated by an NRSRO other than Moody's or S&P, the current Fundamental policy of the Fund has the effect of requiring the Fund either to forego purchasing the bonds because they are not rated by Moody's or S&P or to treat them as "unrated" when in fact they do have ratings assigned by an NRSRO. Both results distort the clear intent of the policy.

     Accordingly the Board of Trustees has determined that it would be in the best interest of the Fund and its shareholders to change the Fundamental policy so that the ratings used to define "investment-grade" securities would include those assigned by any NRSRO approved from time to time by the Board of Trustees.

     At the present time, if the proposed change is adopted, the Board of Trustees will approve Fitch in addition to Moody's and S&P. The Board of Trustees has determined that the standards Fitch employs in rating bonds are comparable to those of Moody's and S&P that bonds in the four highest categories rated by Fitch are of comparable quality to those similarly rated by Moody's and S&P.

Action Requested

The Board of Trustees recommends that the proposed change in the Fund's fundamental policies described above be approved.

Vote Required

     The favorable vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund is required for the approval of this Proposal No. 3. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund's three classes of shares.

     If this proposal is not approved, the Board of Trustees will consider appropriate action, which could include continuing with the present policies or calling another meeting of shareholders.


     The meeting can be adjourned by the affirmative vote of a majority of the shares present in person or by proxy. In voting for an adjournment, the proxy holders will consider all relevant factors, including possible delay of receipt of proxies and whether or not a substantial number of negative votes have been cast with respect to any proposal. The shares of shareholders who have voted by proxy against a proposal will be voted against adjournment.


                           Receipt of
                      Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                         Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or internet vote entitles them to vote, in accordance with their judgment on such matter or matters. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                        Important Notice
                     Please Read Immediately


                     Tax-Free Fund For Utah

            Notice Of Annual Meeting Of Shareholders
                  to be held on October 5, 2000

                         PROXY STATEMENT

                     Aquilasm Group of Funds
                     TAX-FREE FUND FOR UTAH
                         Class A Shares

         PROXY FOR SHAREHOLDERS MEETING OCTOBER 5, 2000
       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of TAX-FREE FUND FOR UTAH (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Thursday, October 5, 2000 at Little America Hotel, 500 South Main Street, Salt Lake City, Utah at 9:30 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

     Telephone
     1-800-690-6903

      To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet
     www.proxyvote.com

      To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Mail

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TAX-FREE FUND FOR UTAH
CLASS A Shares

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees
     (Proposal No.1 in Proxy Statement)

1. Election of Trustees

     01) Lacy B. Herrmann* 02) Gary C. Cornia 03) William L.
     Ensign 04) Diana P. Herrmann* 05) Anne J. Mills 06) R.
     Thayne Robson


          * interested Trustees
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.



      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED  ABOVE
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL  BE  VOTED  AS  INDICATED BELOW  OR  FOR  IF  NO  CHOICE  IS
INDICATED.

As to any other matter said proxies shall vote in accordance with their best judgment.

2.  Action  on  selection  of KPMG LLP  as  independent  auditors
(Proposal No.2 in Proxy Statement)

                    FOR [__]  AGAINST  [__]  ABSTAIN [__]

3.  Action  on change of fundamental policy of the Fund (Proposal
No.3 in Proxy Statement)

                    FOR [__]  AGAINST  [__]  ABSTAIN [__]

Please indicate if you plan to attend the Shareholder Meeting. If you mark the box below, you must return the proxy card by mail to have this information recorded.

      S.   I plan to attend the annual meeting in Salt Lake City.
[__]

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                     Aquilasm Group of Funds
                     TAX-FREE FUND FOR UTAH
                         Class C Shares

         PROXY FOR SHAREHOLDERS MEETING OCTOBER 5, 2000
       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of TAX-FREE FUND FOR UTAH (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Thursday, October 5, 2000 at Little America Hotel, 500 South Main Street, Salt Lake City, Utah at 9:30 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

     Telephone
     1-800-690-6903

      To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet
     www.proxyvote.com

      To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Mail

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TAX-FREE FUND FOR UTAH
CLASS C Shares

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees
     (Proposal No.1 in Proxy Statement)

1. Election of Trustees

     01) Lacy B. Herrmann* 02) Gary C. Cornia 03) William L.
     Ensign 04) Diana P. Herrmann* 05) Anne J. Mills 06) R.
     Thayne Robson


          * interested Trustees
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.



      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED  ABOVE
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL  BE  VOTED  AS  INDICATED BELOW  OR  FOR  IF  NO  CHOICE  IS
INDICATED.

As to any other matter said proxies shall vote in accordance with their best judgment.

2.  Action  on  selection  of KPMG LLP  as  independent  auditors
(Proposal No.2 in Proxy Statement)

                    FOR [__]  AGAINST  [__]  ABSTAIN [__]

3.  Action  on change of fundamental policy of the Fund (Proposal
No.3 in Proxy Statement)

                    FOR [__]  AGAINST  [__]  ABSTAIN [__]

Please indicate if you plan to attend the Shareholder Meeting. If you mark the box below, you must return the proxy card by mail to have this information recorded.

      S.   I plan to attend the annual meeting in Salt Lake City.
[__]

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                     Aquilasm Group of Funds
                     TAX-FREE FUND FOR UTAH
                         Class Y Shares

         PROXY FOR SHAREHOLDERS MEETING OCTOBER 5, 2000
       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of TAX-FREE FUND FOR UTAH (the "Fund") does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Thursday, October 5, 2000 at Little America Hotel, 500 South Main Street, Salt Lake City, Utah at 9:30 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

     Annual Meeting Attendance
We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

     Telephone
     1-800-690-6903

      To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

     Internet
     www.proxyvote.com

      To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

     Mail

      You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
_________________________________________________________________
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TAX-FREE FUND FOR UTAH
CLASS Y Shares

     For address changes and/or comments, please check this box and write them on the back where indicated.
                                                       [_]

     Vote on Trustees
     (Proposal No.1 in Proxy Statement)

1. Election of Trustees

     01) Lacy B. Herrmann* 02) Gary C. Cornia 03) William L.
     Ensign 04) Diana P. Herrmann* 05) Anne J. Mills 06) R.
     Thayne Robson


          * interested Trustees
                __
               [__]       For all
                __
               [__]       Withhold all
                __
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.



      MANAGEMENT RECOMMENDS A VOTE FOR ALL NOMINEES LISTED  ABOVE
AND FOR THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY
WILL  BE  VOTED  AS  INDICATED BELOW  OR  FOR  IF  NO  CHOICE  IS
INDICATED.

As to any other matter said proxies shall vote in accordance with their best judgment.

2.  Action  on  selection  of KPMG LLP  as  independent  auditors
(Proposal No.2 in Proxy Statement)

                    FOR [__]  AGAINST  [__]  ABSTAIN [__]

3.  Action  on change of fundamental policy of the Fund (Proposal
No.3 in Proxy Statement)

                    FOR [__]  AGAINST  [__]  ABSTAIN [__]

Please indicate if you plan to attend the Shareholder Meeting. If you mark the box below, you must return the proxy card by mail to have this information recorded.

      S.   I plan to attend the annual meeting in Salt Lake City.
[__]

PLEASE  SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON.  When signing as  a  custodian,  attorney,  executor,  administrator,  trustee,
guardian,  etc.,  please sign your full  title  as  such.   Joint
owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)